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Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the quarterly report filed on Form 10-QSB in accordance with Rule 15(d)-2 of the Securities Exchange Act of 1934 of One Earth Energy, LLC (the “Company”) for the period ended January 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jack Murray, Principal Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jack Murray

Jack Murray, Treasurer and Principal Financial and Accounting Officer

Dated: March 16, 2007